UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2019

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On April 1, 2019, Michael J. Deppe was elected Vice President, Corporate Controller and Chief Accounting Officer and the Company’s principal accounting officer.

Mr. Deppe, age 53, has served in various account and finance leadership roles since joining the Company in 1998. He served as Vice President, Finance - Enterprise Operations and IT from August 2015 to March 2019, Executive Director, Finance - Financial Planning and Analysis & Management Reporting from January 2013 to August 2015, and as Assistant Corporate Controller from February 2006 to December 2012. Mr. Deppe joined the Company after starting his career at PricewaterhouseCoopers.

In connection with Mr. Deppe’s appointment, the Company will adjust his compensation arrangements, including increasing his base salary, bonus target percentage and the value of his annual equity award. As adjusted, Mr. Deppe’s total direct compensation will, based on survey data, be in line with the median total direct compensation of corporate controllers at similarly sized U.S. companies.

In addition, in connection with Mr. Deppe’s appointment, Mr. Deppe may be granted an equity award. Information regarding any equity award that may be granted to Mr. Deppe in connection with his appointment is not available at this time. The Company will amend this Current Report on Form 8-K to report any equity award granted to Mr. Deppe in connection with his appointment.

Mr. Deppe will not be an executive officer of the Company. Mr. Deppe is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Deppe and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Deppe and any person, including any officer or director of the Company, pursuant to which Mr. Deppe was selected to serve as Controller and Chief Accounting Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

April 1, 2019

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Deputy General Counsel and Secretary